# Dramatic Expansion of Motorola License

August 2016

# Major Amendment to Zoom's Motorola License

- **Product Expansion**:
  - Expands products to include consumer routers, range extenders, and other local area network products
  - Zoom is the first licensee for these local area network (LAN) products
- **Territory Expansion**:
  - Expands territory from U.S. to entire world for these products and cable modem products
- **Attractive Terms Relative to Opportunity**:
  - Minimum Royalty Payments increase from $10.2 million to $15 million total for 2017 thru 2020
  - At least $2.25 million of the $4.8 million royalty increase is covered by a China market partner

MOTOROLA

zoom

# New Rights to Highly Desirable Consumer Local Area Networking Products

- **Wi-Fi Routers**
- **Wi-Fi Range Extenders**
- **Home powerline network adaptors**
- **Wireless access points**


zoom

# Global Wi-Fi Retail Purchases


$33.6 B
127% Increase
$14.8 B
2015
2020
(Projected)

*Source: MarketsandMarkets*

# Amazon Annualized U.S. Sales for Cable Modems, Consumer Routers, and Range Extenders



$56M
(13%)
$124M
(28%)
$265M
(60%)
Routers
Cable Modems
Range Extenders

**Total Revenues: $445M**

*Source: Stackline Amazon report week ending 8/6/16*

# Amazon Annualized U.S. Consumer Router Sales By Supplier



$30M
(11%)
$86M
(33%)
$74M
(28%)
$26M
(10%)
$49M
(18%)
Netgear
Linksys
TP-Link
Other
Asus

**Total Market Value: $265M**

*Source: Stackline Amazon report week ending 8/6/16*

# Zoom's Near-Term Sales Plan

- **U.S.:** Focus on Amazon, Micro Center, other retailers
- **Europe:** Start with Amazon
- **Latin America:** Leverage a Zoom master distributor
- **China:** T&W will handle China
  - T&W covering at least 47% of Zoom's new minimum royalties
  - Zoom is open to similar relationships in some other markets

amazon.com    MICRO CENTER computers & electronics    INGRAM MICRO

**Expected to Dramatically Expand Zoom's Market Reach**

# Roll Out Timeline

- **Goal: At least 2 LAN products expected by end of 2016**
  - AC1900 Router
  - Range extender

- **Significant production line expansion in 2017 and beyond**

# Financial Profile of Broadened Product Line

- Development costs and certification fees lower than cable modems
- Sales outside the USA much more likely than for cable modems
- Expect similar or better gross margin than cable modems if Amazon accounts for a high percentage of sales
  - Depends on customer mix, as margins vary
- Not much hiring required initially.  Hiring will primarily relate to product development, sales, and support.
- Will realize operating expense efficiencies as business scales

# Conclusion

- **Dramatically expands Zoom's strong relationship with Motorola**
- **Addresses a huge, growing market that is well-covered by Zoom's retail partners in the USA including Amazon**
- **Diversifies Zoom in both products and geography**
- **Leverages Zoom's R&D knowledge of routers and Wi-Fi**

zoom®

MOTOROLA

# Safe Harbor Statement

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